EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT
As of July 31, 2021

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
"Cisco Internetworking" Limited Liability Company	Armenia
3CInteractive LLC	Delaware
47Line Technologies LLC	Delaware
47Line Technologies Private Limited	India
Acacia Communications (Canada) Limited	Canada
Acacia Communications (Germany) GmbH	Germany
Acacia Communications (Ireland) Limited	Ireland
Acacia Communications (Shenzhen) Ltd.	China
Acacia Communications Europe ApS	Denmark
Acacia Communications Holdings, Ltd.	Bermuda
Acacia Communications, Inc.	Delaware
Acacia Technologies (UK) Limited	United Kingdom
Acacia Technology, Inc.	Delaware
Acano (UK) Limited	United Kingdom
Acano AS	Norway
ACIA Communications Technology (India) Private Limited	India
AppDynamics Asia Pacific Pte. Ltd.	Singapore
AppDynamics International Ltd	United Kingdom
AppDynamics LLC	Delaware
AppDynamics Proprietary Limited	South Africa
AppDynamics Technologies India Private Limited	India
AppDynamics UK Ltd	United Kingdom
BabbleLabs LLC	Delaware
BabbleLabs Poland Sp. z o. o.	Poland
BabbleLabs2020 Limited	United Kingdom
BGPmon Network Solutions Inc.	Canada
BroadHop International B.V.	Netherlands
BroadHop LLC	Delaware
BroadSoft Adaption LLC	Delaware
BroadSoft Australia Pty Limited	Australia
BroadSoft Brazil Software Ltda.	Brazil
BroadSoft Contact Center LLC	Delaware
BroadSoft Design LLC	Delaware
BroadSoft Finland Oy	Finland
BroadSoft Germany GmbH	Germany
BroadSoft International LLC	Delaware
BroadSoft Italy S.r.l.	Italy
BroadSoft Japan GK	Japan
BroadSoft Ltd	United Kingdom
BroadSoft Mexico, S. de R.L. de C.V.	Mexico
BroadSoft SAS	France
BroadSoft Technologies Private Ltd.	India
BroadSoft UK Holding Company Ltd	United Kingdom
BroadSoft UK Operating Company Ltd	United Kingdom
BroadSoft UK Technologies Limited	United Kingdom
BroadSoft, Inc.	Delaware
Castup Israel Ltd.	Israel
Center for Cisco Heritage, LLC	Delaware
Chilli Digital Europe Limited	United Kingdom
Cisco (China) Innovation Technology Co., Ltd.	China

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco (China) Technology Services Co., Ltd.	China
Cisco (Saudi Arabia) Support Limited	Saudi Arabia
Cisco Bahrain W.L.L	Bahrain
Cisco Bilgisayar ve Internet Sistemleri Limited Sirketi	Turkey
Cisco Capital (Dubai) Limited	United Arab Emirates
Cisco Capital Mexico, S. de R.L. de C.V.	Mexico
Cisco China Company, Limited	China
Cisco China Holdings (HK) Limited	Hong Kong
Cisco Comercio e Servicos de Hardware e Software do Brasil Ltda	Brazil
Cisco Commerce India Private Limited	India
Cisco do Brasil Ltda	Brazil
Cisco Dutch Holdings B.V.	Netherlands
Cisco International Israel Limited	Israel
Cisco International Limited	United Kingdom
Cisco International Taiwan, Ltd.	Taiwan
Cisco Internetworking Systems Hellas S.A.	Greece
Cisco Investments B.V.	Netherlands
Cisco Investments LLC	Delaware
Cisco ISH B.V.	Netherlands
Cisco Malaysia Managed Services SDN. BHD.	Malaysia
Cisco Managed Solutions, Inc.	Delaware
Cisco Morocco	Morocco
Cisco Netherlands B.V.	Netherlands
Cisco Norway AS	Norway
Cisco Norway Holdings AS	Norway
Cisco OpenDNS LLC	Delaware
Cisco Optical GmbH	Germany
Cisco Photonics Italy S.r.l.	Italy
Cisco QSTP-LLC	Qatar
Cisco Ravenscourt L.L.C.	Delaware
Cisco Renting Italy S.r.l.	Italy
Cisco RG Israel Ltd	Israel
Cisco Saudi Arabia Limited	Saudi Arabia
Cisco SCM (Thailand) Limited	Thailand
Cisco Serbia doo Beograd	Serbia
Cisco Services & Spares India Private Limited	India
Cisco Services (Hong Kong) Limited	Hong Kong
Cisco Services Korea Limited	Republic of Korea
Cisco Services Malaysia SDN. BHD.	Malaysia
Cisco Solutions GmbH	Germany
Cisco Solutions Guatemala, Limitada	Guatemala
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (China) Information Technology Services Limited	China
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) s.r.o.	Czech Republic
Cisco Systems (HK) Holdings Limited	Hong Kong
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan
Cisco Systems (Korea) Limited	Republic of Korea

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (Malaysia) SDN. BHD.	Malaysia
Cisco Systems (Myanmar) Company Limited	Myanmar
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (Shanghai) Video Technology Co., Ltd.	China
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain), S.L.	Spain
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (Trinidad & Tobago) Limited	Trinidad and Tobago
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium BV	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co. / Les Systemes Cisco Canada CIE	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Republic of Korea
Cisco Systems Capital (Thailand) Limited	Thailand
Cisco Systems Capital Asia Pte. Ltd.	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada CIE	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corporation	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital SDN. BHD.	Malaysia
Cisco Systems Capital South Africa (Proprietary) Limited	South Africa
Cisco Systems Capital Spain, S.L.	Spain
Cisco Systems Chile S.A.	Chile
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems de Mexico, S. de R.L. de C.V.	Mexico
Cisco Systems Dominicana, S.R.L.	Dominican Republic
Cisco Systems Egypt L.L.C.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International Unlimited Company	Ireland
Cisco Systems Finland OY	Finland
Cisco Systems France Sarl	France
Cisco Systems G.K.	Japan
Cisco Systems GmbH	Germany
Cisco Systems Holding GmbH	Germany
Cisco Systems Holdings UK Limited	United Kingdom
Cisco Systems Hungary Ltd. / Cisco Systems Hungary Servicing and Trading Limited Liability Company	Hungary

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems International B.V.	Netherlands
Cisco Systems International FZ-LLC	United Arab Emirates
Cisco Systems International Sàrl	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking d.o.o. Za Marketing, Tehnicke I Druge Usluge Sarajevo	Bosnia and Herzegovina
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems Jamaica Limited	Jamaica
Cisco Systems Limited	United Kingdom
Cisco Systems LLC	Oman
Cisco Systems Luxembourg International s.à r.l.	Luxembourg
Cisco Systems Macedonia DOOEL Skopje	Republic of North Macedonia
Cisco Systems Management B.V.	Netherlands
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand
Cisco Systems Norway AS	Norway
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. de R.L.	Panama
Cisco Systems Peru S.A.	Peru
Cisco Systems Poland Sp. z o. o.	Poland
Cisco Systems Portugal - Sistemas Informáticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.r.l.	Romania
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, spol. s. r.o.	Slovakia
Cisco Systems Taiwan, Ltd.	Taiwan
Cisco Systems Uruguay S.R.L.	Uruguay
Cisco Systems Venezuela, C.A.	Bolivarian Republic of Venezuela
Cisco Systems Vietnam Limited (Cong Ty Trach Nhiem Huu Han Cisco Systems Vietnam)	Vietnam
Cisco Technologies (Beijing) Co., Ltd	China
Cisco Technologies New Zealand Limited	New Zealand
Cisco Technologies Philippines, Inc.	Philippines
Cisco Technology and Services (South Africa) (Pty) Ltd.	South Africa
Cisco Technology Bangladesh Ltd.	Bangladesh
Cisco Technology Belgium BV	Belgium
Cisco Technology Denmark ApS	Denmark
Cisco Technology Services (Dalian) Co., Ltd.	China
Cisco Technology, Inc.	California
Cisco THV LLC	Delaware
Cisco Tunisia SARL	Tunisia
Cisco WebEx LLC	Delaware
Cisco Worldwide Holdings Ltd.	Bermuda
CiscoSystems Ecuador S.A.	Ecuador
CliQr Technologies LLC	Delaware
CloudLock LLC	Delaware
Cloupia LLC	California
CSI BD (Mauritius)	Mauritius
CSI Mauritius Inc.	Mauritius
Customer Analytics Technologies LLC	Delaware
Customer Analytics Technologies Pte. Ltd	Singapore
Customer Insight 360 Technologies Private Limited	India

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Dashbase LLC	Delaware
Duo Security LLC	Delaware
Duo Security UK Limited	United Kingdom
Ensoft Limited	United Kingdom
Exablaze Pty Ltd	Australia
ExtendMedia LLC	Delaware
Fluidmesh Networks S.r.l.	Italy
Fluidmesh Networks, LLC	Delaware
Greenfield Networks Technologies Private Limited	India
Hangzhou Dashbase Technology Co.	China
Healthcare Communications UK Ltd	United Kingdom
IMI Mobile Nepal Private Limited	Nepal
IMI Mobile Private Limited	India
IMI Mobile Value Added Services Private Limited	Sri Lanka
IMI Mobile VAS Limited	Bangladesh
IMI Mobile Vas Ltd FZE	United Arab Emirates
IMI Mobile VAS Nigeria Limited	Nigeria
IMImobile African Holdings Limited	United Kingdom
IMImobile Canada Inc.	Canada
IMImobile Cloud Communications (India) Private Limited	India
IMImobile Europe Limited	United Kingdom
IMImobile Ghana Limited	Ghana
IMImobile Holdings Ltd	United Kingdom
IMImobile Intelligent Networks Limited	United Kingdom
IMImobile International Limited	United Kingdom
IMImobile Limited	United Kingdom
IMImobile Limited FZE	United Arab Emirates
IMImobile LLC	Delaware
IMImobile North America LLC	Delaware
IMImobile SAT Limited	United Kingdom
IMImobile Software Limited	United Kingdom
IMImobile Software Nepal Private Limited	Nepal
IMImobile South Africa 1 Limited	United Kingdom
IMImobile South Africa 2 Limited	United Kingdom
IMImobile South Africa Proprietary Limited	South Africa
IMImobile VAS Myanmar Limited	Myanmar
IMImobile VAS Tunisia Limited	Tunisia
Impact Mobile USA LLC	Delaware
Intucell Ltd.	Israel
Involvio India Private Limited	India
Involvio LLC	New York
Jasper International Services LLC	Delaware
Jasper Netherlands B.V.	Netherlands
Jasper Technologies Canada ULC	Canada
Jasper Technologies Limited	United Kingdom
Jasper Technologies LLC	Delaware
Jasper Tecnologia do Brasil Ltda.	Brazil
July New Media Solutions and Technologies Private Limited	India
July Systems and Technologies Private Limited	India
July Systems LLC	Delaware
Kenna Security Limited	United Kingdom
Kenna Security LLC	Delaware
Leaba Semiconductor Ltd.	Israel

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Lenco International Limited	British Virgin Islands
Lenco Technology Group Limited	British Virgin Islands
Limited Liability Company Cisco Innovation Center	Russian Federation
Limited Liability Company Cisco Solutions	Russian Federation
Limited Liability Company Cisco Systems	Russian Federation
Luxtera LLC	Delaware
Memoir Systems LLC	California
Meraki Japan G.K.	Japan
Meraki Limited	United Kingdom
Meraki LLC	Delaware
Meraki Networks Australia Pty Limited	Australia
Mnemonic Technologies LLC	California
Modcam AB	Sweden
Navini Networks Private Limited	India
NDS Finance Limited	United Kingdom
NDS Group Limited	United Kingdom
NDS Holdings B.V.	Netherlands
NDS Sweden AB	Sweden
Neohapsis International LLC	Delaware
Neohapsis LLC	Delaware
Neohapsis Software Private Limited	India
Neohapsis, Inc.	Illinois
newScale Software Private Limited	India
Pari Networks LLC	California
ParStream GmbH	Germany
Pawaa Software Private Limited	India
Perspica LLC	Delaware
Perspica Networks Private Limited	India
Phonecardpayments LLC	Delaware
Portcullis Computer Security Limited	United Kingdom
Portshift Software Technologies Ltd	Israel
PT Cisco Systems Indonesia	Indonesia
PT. Cisco Technologies Indonesia	Indonesia
Rizio LLC	Delaware
Rostrum Solutions Limited	United Kingdom
Rostrvm Solutions Limited	United Kingdom
Scansafe Limited	United Kingdom
Securent India Private Limited	India
Sedona Systems Ltd.	United Kingdom
Sedonasys Systems LTD	Israel
Sedonasys Systems, Inc.	Delaware
Sedonasys Systems, S. de R.L. de C.V.	Mexico
Sentryo SAS	France
SIA "Cisco Latvia"	Latvia
Skinkers Nigeria Private Limited	Nigeria
sli.do s. r. o.	Slovakia
Slido UK Limited	United Kingdom
Small Wells Services S.A.	Uruguay
Socio Labs LLC	Delaware
Starent International LLC	Delaware
Starent Networks (India) Private Limited	India
Starent Networks India Sales and Services Private Limited	India
Starent Networks LLC	Delaware

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Tail-f Systems AB	Sweden
Tandberg India Private Limited	India
Tandberg Products UK Limited	United Kingdom
Tandberg Technology (India) Private Limited	India
Tandberg Telecom UK Limited	United Kingdom
Tap2Bill Limited	United Kingdom
Textlocal Ltd	United Kingdom
ThousandEyes Australia Pty Ltd	Australia
ThousandEyes Ireland Operations Limited	Ireland
ThousandEyes Japan GK	Japan
ThousandEyes LLC	Delaware
ThousandEyes Singapore Private Limited	Singapore
ThousandEyes UK Limited	United Kingdom
Topspin Communication Technologies India Private Limited	India
Tropo (Europe) Limited	United Kingdom
Tropo LLC	Delaware
Txtlocal Limited	United Kingdom
UAB "Cisco LT"	Lithuania
Ukhozi Digital (Pty) Limited	South Africa
Viptela International Holding, LLC	Delaware
Viptela LLC	Delaware
Viptela Systems Private Ltd	India
Viptela, Inc.	Delaware
WebEx (China) Software Co., Ltd.	China
WebEx Asia Limited	Hong Kong
WebEx Australia Pty Ltd.	Australia
WebEx Communications B.V.	Netherlands
WebEx Communications Deutschland GmbH	Germany
WebEx Communications France Sarl	France
WebEx Communications India Private Limited	India
WebEx Communications Japan, K.K.	Japan
WebEx Communications UK, Ltd.	United Kingdom
WebEx Worldwide B.V.	Netherlands
Wrappup FZ-LLC	United Arab Emirates
Wrappup LLC	Delaware
Zomojo Pty Ltd	Australia